UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2005


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                       000-50808                   20-0829917
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

One Riverway, Suite 1400
   Houston, Texas                                                  77056
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

     (b) On April 22, 2005, Mr. R. Payne Lancaster informed WCA Waste Corporation ("WCA") of his desire not to stand for re-election at WCA's upcoming 2005 Annual Meeting of Stockholders (the "Annual Meeting"). Mr. Lancaster will serve out the remainder of his term, which expires on the date of the Annual Meeting. Mr. Lancaster's decision not to stand for re-election was due to personal reasons and not due to any disagreements with WCA on any matter related to its operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WCA WASTE CORPORATION


Date: April 25, 2005                             /s/ Charles A. Casalinova
                                                 -------------------------------
                                                 Charles A. Casalinova
                                                 Senior Vice President and Chief
                                                 Financial Officer